UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2005

                                 CIT GROUP INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                  001-31369                  65-1051192
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     (State or other             (Commission                (IRS Employer
     jurisdiction of             File Number)              Identification No.)
      incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
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              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (212) 536-1211

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On July 19, 2005, the Company's Board of Directors approved an increase in the Company's share repurchase program, authorizing the Company to repurchase up to an aggregate of 12.5 million additional shares at an aggregate purchase price not exceeding $500 million, in open market transactions, privately negotiated transactions or a combination thereof. Pursuant to that authorization, on July 19, 2005, the Company entered into an agreement to purchase shares of its common stock from Goldman, Sachs & Co. ("Goldman Sachs") for an aggregate purchase price of $500 million pursuant to a private transaction in connection with an accelerated stock buyback program. Repurchased shares will be held in treasury. In addition, the Company remains authorized to repurchase from time to time up to 3.5 million shares pursuant to pre-existing authority.

The number of shares to be repurchased under the program will be generally based on the volume weighted average share price of the Company's common stock during the term of the program, subject to collar provisions that will establish minimum and maximum numbers of shares based on the volume weighted average share price over an initial hedge period (the "hedge period"). Under the terms of the program, Goldman Sachs will deliver to the Company an initial number of shares of common stock on an initial settlement date, subject to share adjustments pursuant to which the Company may receive additional shares at the conclusion of the hedge period and/or upon completion of the program. The minimum and maximum numbers of shares that the Company may repurchase pursuant to the program will not be known until conclusion of the hedge period which is expected to occur during the Third Quarter of 2005. The Company expects the program to be completed in December 2005, although in certain circumstances the completion date may be accelerated or extended.

In connection with the program, the Company expects that Goldman Sachs will purchase shares of the Company's common stock in the open-market over time. To the extent that Goldman Sachs enters into hedging transactions, it may also be expected to sell shares in the open-market over time.

Master Confirmation

The Master Confirmation dated July 19, 2005 contains the principal terms and provisions governing the program between the Company and Goldman Sachs including, but not limited to, the mechanism used to determine the additional amount of shares, if any, that may be delivered by Goldman Sachs to the Company, the required timing of delivery of the shares, the specific circumstances under which Goldman Sachs is permitted to make adjustments to valuation periods, dates and other terms that impact the amount of additional shares to be delivered, the specific circumstances under which the program may be terminated early, the right of the Company and Goldman Sachs to enter into similar transactions, including additional accelerated stock buyback arrangements or open market purchase programs, definitions of terms used throughout the Master Confirmation, and various acknowledgements, representations and warranties made by the Company and Goldman Sachs to one another, including representations related to Rule 10b5-1 and intended compliance with the Rule 10b-18 volume and timing guidelines.

Supplemental Confirmation

The Supplemental Confirmation dated July 19, 2005 sets forth the specific pricing terms and other provisions relating to the program including, but not limited to, provisions for determining the initial number of shares to be delivered by Goldman Sachs and the applicable collar, the aggregate purchase price for the repurchased shares, the period during which Goldman Sachs will establish its hedge position relating to the transaction and the termination date of the program.


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In the ordinary course of their business, Goldman Sachs and its affiliates have engaged, and may in the future engage, in financial advisory and/or investment banking transactions with the Company and its affiliates. They have received and will receive customary fees and commissions for these transactions

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.

      This Current Report on Form 8-K includes as an exhibit a press release, dated July 20, 2005, reporting the financial results of CIT Group Inc. as of and for the quarter ended June 30, 2005, which is filed pursuant to this Item 2.02. The press release is attached as Exhibit 99.1. This press release includes certain non-GAAP financial measures. A reconciliation of those measures to the most directly comparable GAAP measures is included as a table to the press release.

Section 8 - Other Events

Item 8.01. Other Events.

      This Current Report on Form 8-K includes as an exhibit a press release, dated July 19, 2005, reporting that CIT Group Inc. has entered into a definitive agreement to acquire all of the issued and outstanding shares of common stock of Healthcare Business Credit Corporation, which has approximately $500 million in assets and provides asset based and cash flow lending to U.S. healthcare companies. The terms of the transaction were not disclosed. The transaction is expected to close in the third quarter of 2005. The press release is attached as
Exhibit 99.2.

      This Current Report on Form 8-K includes as an exhibit a press release, dated July 19, 2005, reporting that the Board of Directors of CIT Group Inc. declared a dividend of $.16 per share, payable on August 30, 2005 to shareholders of record on August 15, 2005. The press release is attached as
Exhibit 99.3.

      During the quarter ended June 30, 2005, CIT realigned its business units in order to further align with the marketplace and to improve efficiency. As part of this realignment, CIT is modifying its segment reporting structure to align it with the internal management reporting structure. As a result, Commercial Services (part of the former Commercial Finance segment) is now a stand-alone segment. The other unit, that formerly was included with the Commercial Finance segment, is reported in the Corporate Finance segment, which includes: capital markets & management advisory services, communications, media & entertainment, as well as energy & infrastructure assets transferred from Capital Finance and healthcare assets transferred from Equipment Finance. This revised segment reporting structure was reflected in the press release announcing CIT's earnings for the quarter ended June 30, 2005 and will be reflected in the financial statements that will be filed on Form 10-Q for the quarter ended June 30, 2005.

      Pursuant to Item 101(b)(1) of Regulation S-K, CIT is revising its segment disclosures included in the financial statements as filed on Form 10-K for the year ended December 31, 2004 and as filed on Form 10-Q for the quarter ended March 31, 2005 to reflect the segment changes described above. The changes to CIT's financial statements attached hereto are contained in note 21 (Business Segment Information) of the Company's consolidated financial statements for the years ended December 31, 2004, 2003, and 2002, and note 3 (Business Segment Information) of the Company's unaudited condensed consolidated financial statements for the quarters ended March 31, 2005 and 2004. All other sections of the attached financial statements are the same as previously reported by the Company. The revised financial statements are attached as exhibits hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

      99.1  Press release issued by CIT Group Inc. on July 20, 2005.

      99.2  Press release issued by CIT Group Inc. on July 19, 2005.

      99.3  Press release issued by CIT Group Inc. on July 19, 2005.


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      99.4  Audited consolidated balance sheets for the years ended December 31,
            2004 and 2003 and the statements of income, stockholders' equity and cash flows of CIT Group Inc. as of and for the years ended December 31, 2004, 2003 and 2002, together with the auditor's reports thereon and notes thereto.

      99.5 Unaudited condensed consolidated balance sheet as of March 31, 2005 and the statement of income, stockholders' equity and cash flows of CIT Group Inc. for the quarters ended March 31, 2005 and 2004, together with the notes thereto.

      99.6  Consent of Independent Registered Public Accounting Firm.

      This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT's businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2004. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIT GROUP INC.
                                       (Registrant)

                                       By: /s/ William J. Taylor
                                       -----------------------------------------
                                           William J. Taylor
                                           Executive Vice President & Controller
                                           (Chief Accounting Officer)

Dated: July 20, 2005


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